Supplement dated April 30, 2019 to the following:

CompleteSM Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

CompleteSM Advisor Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

Important Note: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolios available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all portfolios available under your policy.

On or about May 1, 2019, the investment adviser for Franklin Small Cap Value VIP Fund is Franklin Mutual Advisers, LLC.

On or about May 1, 2019, the Franklin Founding Funds Allocation VIP Fund changed its name to Franklin Allocation VIP Fund. Accordingly, any reference to Franklin Founding Funds Allocation VIP Fund in the prospectus is changed to Franklin Allocation VIP Fund.

On or about April 30, 2019, the Neuberger Berman AMT Guardian Portfolio was merged into the Neuberger Berman AMT Sustainable Equity Portfolio. Therefore, any reference to the name Neuberger Berman AMT Guardian Portfolio is replaced with Neuberger Berman AMT Sustainable Equity Portfolio. The disclosure regarding the Neuberger Berman AMT Guardian Portfolio under Section 3: Investment Portfolios is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Sustainable Equity Portfolio - Class S	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.	Neuberger Berman Investment Advisers LLC

The disclosure regarding the Fidelity® VIP ContrafundSM Portfolio under Section 3: Investment Portfolios is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Fidelity® Variable Insurance Products
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Fidelity® VIP ContrafundSM Portfolio seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.